UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2012

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2012, the Board of Directors (the “Board”) of Vanguard Natural Resources, LLC (the “Company”) approved the grants of new phantom unit awards with tandem distribution equivalent rights (“DERs”) to Scott W. Smith, President and Chief Executive Officer of the Company and Richard A. Robert, Executive Vice President and Chief Financial Officer of the Company. Additionally, the President and Chief Executive Officer of the Company approved the grant of new phantom units with tandem DERs to Britt Pence, Senior Vice President of Operations of the Company. Each phantom unit represents the equivalent of one common unit of the Company. These phantom units are subject to vesting in five equal annual installments, with the first vesting date being May 18, 2013, and each subsequent vesting date occurring on each annual anniversary of the first vesting date.  The vested phantom units are payable following each vesting date, in either the Company’s common units or in a cash amount equal to the fair market value of the Company’s common units on the vesting date, as determined by the Board or its Compensation Committee  The DERs are subject to vesting in three equal annual installments, with the first vesting date on August 1, 2012, the date of grant of the phantom units, and each subsequent vesting date occurring on each annual anniversary of the first vesting date, regardless of whether the underlying phantom units have vested.  The DERs are payable in cash at the time that all other unitholders of the Company receive distributions. Vesting of both the underlying phantom units and the tandem DERs is generally subject to the grantee’s continued employment through the applicable vesting date, with such other terms as set forth in the applicable award agreement. Mr. Smith, Mr. Robert and Mr. Pence received  grants of 200,000 phantom units, 125,000 phantom units and 65,000 phantom units, respectively. These grants were made under the Company’s Long-Term Incentive Plan (the “Plan”), and the grants for Mr. Smith and Mr. Robert were made following the recommendation of the Compensation Committee of the Board of the Company.

The award agreements evidencing such awards are attached hereto as Exhibits 10.1, 10.2 and 10.3.  The foregoing descriptions of the awards issued under the Plan are not complete and are qualified by reference to the award agreements, which are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1	Phantom Unit Award Agreement, dated August 1, 2012, by and between Vanguard Natural Resources, LLC, and Scott W. Smith

Exhibit 10.2	Phantom Unit Award Agreement, dated August 1, 2012, by and between Vanguard Natural Resources, LLC, and Richard Robert

Exhibit 10.3	Phantom Unit Award Agreement, dated August 1, 2012, by and between Vanguard Natural Resources, LLC, and Britt Pence

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
August 6, 2012		(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1	Phantom Unit Award Agreement, dated August 1, 2012, by and between Vanguard Natural Resources, LLC, and Scott W. Smith

Exhibit 10.2	Phantom Unit Award Agreement, dated August 1, 2012, by and between Vanguard Natural Resources, LLC, and Richard Robert

Exhibit 10.3	Phantom Unit Award Agreement, dated August 1, 2012, by and between Vanguard Natural Resources, LLC, and Britt Pence